                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement     [_]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                              IBS INTERACTIVE, INC.
                (Name of Registrant as Specified in Its Charter)

                       __________________________________
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

       ___________________________________________

   (2) Aggregate number of securities to which transaction applies:

       ___________________________________________

   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ____________________________________________

   (4) Proposed maximum aggregate value of transaction:

       ___________________________________________

   (5) Total fee paid:

       ___________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

       ___________________________________________

   (2) Form, Schedule or Registration Statement No.:

       ___________________________________________

   (3) Filing Party:

       ___________________________________________

   (4) Date Filed:

       ___________________________________________

                        [LOGO OF IBS INTERACTIVE, INC.]

                              IBS Interactive, Inc.

                          2 Ridgedale Avenue, Suite 350
                         Cedar Knolls, New Jersey 07927

     NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 1999

To the stockholders of IBS Interactive, Inc.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of IBS Interactive, Inc. ("IBS") will be held at the Parsippany Hilton, One Hilton Court, Parsippany, New Jersey on Friday, June 4, 1999, at 10:00 a.m., local time, for the following purposes:

1. To elect seven directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2. To consider and act upon a proposal to approve IBS' 1999 Stock Option Plan;

3. To consider and act upon a proposal to ratify the selection of BDO Seidman, LLP as IBS' independent certified public accountants for the fiscal year ending December 31, 1999; and

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 15, 1999 as the record date for the meeting. Only holders of shares of record at that time will be entitled to notice of and to vote at the 1999 Annual Meeting of Stockholders or any adjournment or adjournments thereof.

By Order of the Board of Directors,


/s/ Brian W. Seidman
Brian W. Seidman, Esq.
Secretary
April 30, 1999

                                   IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              IBS Interactive, Inc.

                                 PROXY STATEMENT

                                       FOR

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1999

         The  enclosed  proxy is  solicited  by the  Board of  Directors  of IBS
Interactive, Inc. ("IBS") in connection with the 1999 Annual Meeting of Stockholders to be held at the Parsippany Hilton, One Hilton Court, Parsippany, New Jersey on Friday, June 4, 1999, at 10:00 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of (i) the election of the seven director nominees listed below to serve until the next Annual Meeting of Stockholders, (ii) approval of IBS' 1999 Stock Option Plan and (iii) ratification of the selection of BDO Seidman, LLP as IBS' independent certified public accountants for the year ending December 31, 1999. The record date with respect to this solicitation was the close of business on April 15, 1999, and only stockholders of record at that time will be entitled to notice of and to vote at the meeting.

         The principal executive office of IBS is located at 2 Ridgedale Avenue, Suite 350, Cedar Knolls, NJ 07927, and our telephone number is (973) 285-2600. The shares represented by all validly executed proxies received in time to be taken to the meeting, and not previously revoked, will be voted at the meeting. Each proxy may be revoked by the stockholder at any time prior to its being voted by filing with IBS a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holder will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute a revocation of a previously granted proxy. This proxy statement and the accompanying proxy and were mailed to you on or about April 30, 1999.

         The number of outstanding shares entitled to vote at the meeting is 3,796,525 common shares, par value $.01 per share, each of which is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting.

         Directors will be elected by a plurality of votes cast at the Annual Meeting. All other matters that properly come before the Annual Meeting must be approved by a majority of the votes present at the Annual Meeting. Votes shall be counted by one or more employees of Continental Stock Transfer and Trust Company (IBS' Transfer Agent) who shall serve as the inspectors of election. The inspectors of election will canvas the stockholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on a proposal. Broker non-votes occur when a broker nominee (that has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The seven persons named below, who are currently members of the Board of Directors, have been nominated for reelection to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

         Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting any nominee is unable or declines to serve, the proxies may be voted for any other person who shall be nominated by the present Board of Directors to fill the vacancy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SLATE OF NOMINEES NAMED BELOW.

         Nicholas R. Loglisci, Jr., 37. Mr. Loglisci, a founder of IBS, has served as IBS' President and Chief Executive Officer and as a director since IBS' inception in February 1995. Prior to founding IBS, Mr. Loglisci was employed by Allen Telecom Group from June 1994 to June 1995 as the New York Metropolitan Area Sales Manager. From November 1990 to June 1994, Mr. Loglisci was employed in a variety of sales, marketing and management positions with Motorola, Inc. Prior to his corporate experience, Mr. Loglisci served as an officer in the U.S. Army from May 1985 to July 1990. Mr. Loglisci is a graduate of both the U.S. Army's Airborne and Ranger schools. Mr. Loglisci holds a B.S. in Engineering from the United States Military Academy and an M.B.A. from New York University's Stern School of Business.

         Clark D. Frederick, 37. Mr. Frederick, a founder of IBS, has served as IBS' Chief Technical Officer and as a director since IBS' inception. Prior to founding IBS, Mr. Frederick was employed from June 1991 to April 1995 by Bell Atlantic where he was responsible for designing and managing Bell Atlantic's first Center for Networked Multimedia. Mr. Frederick was also responsible for managing Bell Atlantic's Business Development Task Force and coordinating research activities for video dial tone and Internet access technologies. Prior to his corporate experience, Mr. Frederick served as an officer in the U.S. Army from May 1985 to June 1991. Mr. Frederick holds a B.S. in Aerospace Engineering from the United States Military Academy and a Masters in Information Systems from the University of Southern California.

         Frank R. Altieri, Jr., 32. Mr. Altieri has been Chief Information Officer and a director of IBS since joining IBS in April 1996. From 1993 to 1996, Mr. Altieri was the President of Interactive Networks, Inc., an Internet service provider that was acquired by IBS in April 1996. From 1989 to 1993, Mr. Altieri served as the Management Information Systems Director for Nutronic Circuit Co., Inc.

         Susan Holloway Torricelli, 52. Ms. Torricelli became a director of IBS in May 1998. Since 1988, Ms. Torricelli has been the President of the Susan Torricelli Company, a consulting firm providing development and financial management, governmental affairs, media relations and special event consulting services. Ms. Torricelli holds a B.A. in English and Spanish from the University of Oklahoma.

         Barrett N. Wissman, 36. Mr. Wissman became a director of IBS in May 1998. Since January 1993, Mr. Wissman has served as a Managing Director of the general partner of HW Partners, an investment firm. From 1987 to December 1992, Mr. Wissman served as Chief Executive Officer of Athena Products Corporation, an international manufacturer of chemicals and household consumer products. Mr. Wissman holds a B.S. in Economics and Political Science from Yale University, cum laude, and an M.A. from Southern Methodist University.

         David Faeder, 42. Mr. Faeder became a director of IBS in June 1998. Since 1997, Mr. Faeder has served as President, Chief Financial Officer and a director of Sunrise Assisted Living, Inc. He joined Sunrise in 1993 as its Chief Financial Officer. Prior to joining Sunrise, Mr. Faeder served in the investment banking groups at Morgan Stanley and First Boston, respectively. In his ten years on Wall Street, he advised on more than $9 billion of sales and financings. Mr. Faeder began his career at Ernst & Young as a certified public accountant. He received an M.B.A. with honors from the Darden School at the University of Virginia.

         Patricia Duff, 45. Ms. Duff became a director of IBS in August 1998. In her political consulting work in Washington, DC, Ms. Duff held the position of vice president for the firms of Squier Askew and Associates and Patrick Caddell Associates. She began her work in the political arena as a staff member of the U.S. House of Representatives Select Committee on Assassinations. Ms. Duff holds a Presidential Commission to the Library of Congress Trust Fund Board and is a member of the Library's James Madison Council. Ms. Duff is also a long-time Trustee of both National Public Radio and the Lincoln Center Film Society. Ms. Duff is presently a member of the Board of Directors of the Save the Children Foundation, serves as chair of the National Women's Leadership Council and is a member of the Executive Board of the Women's Leadership Forum of the Democratic National Committee.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS.

         The Board of Directors of IBS met 12 times during the year that ended on December 31, 1998. Of the directors nominated, Ms. Torricelli and Mr. Wissman attended the two meetings held subsequent to their election to the Board of Directors, Mr. Faeder attended the one meeting held subsequent to his election to the Board of Directors and Ms. Duff did not attend the one meeting held subsequent to her election to the Board of Directors. Of the members of the Board of Directors, only Ms. Duff attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which they serve.

         IBS has an Audit Committee consisting of Ms. Torricelli and Mr. Wissman. The Audit Committee reviews the financial reporting and internal controls of IBS and meets with appropriate financial personnel of IBS, as well as our independent accountants, in connection with these reviews. The Audit Committee also recommends to the Board the accounting firm that is to be presented to the stockholders for ratification as independent accountants to examine the corporate accounts of IBS for the fiscal year. The Audit Committee met in April 1999 and discussed financial events occurring during the course of the fiscal year ended December 31, 1998 and voted to recommend the continuation of BDO Seidman, LLP as IBS' accountants.

         IBS also has a Compensation Committee consisting of Messrs. Altieri and Faeder and Ms. Duff. Subject to existing contractual obligations, the Compensation Committee is responsible for setting and administering the policies that govern executive compensation and the granting of employee stock options. The Compensation Committee, which was formed in June 1998, did not meet in 1998.

         IBS does not have a nominating committee or other committees.

                        OTHER EXECUTIVE OFFICERS OF IBS

         Brian W. Seidman, Esq., 36. Mr. Seidman, a founder of IBS, has served as its General Counsel and Secretary since inception, and was a director of IBS from inception to February 1998. From February 1994 to present, Mr. Seidman has also been of counsel to the law firm of Seidman, Silverman and Seidman. From March 1993 to January 1994, Mr. Seidman served as counsel to the New York State Senate Transportation Committee. During 1992, Mr. Seidman served as a legislative assistant to U.S. Representative Ron Wyden and also served as counsel to the U.S. House of Representatives Small Business Committee Subcommittee on Regulation, Business, Opportunity and Technology. From November 1989 to December 1991, Mr. Seidman was associated with the law firm of Cahill, Gordon and Reindel, and from October 1988 to November 1989, Mr. Seidman was associated with the law firm of Cadwalader, Wickersham and Taft. Mr. Seidman holds a B.A. in Political Science from Colgate University, summa cum laude, and a J.D. from the Harvard Law School.

         Jeffrey E. Brenner, 52. Mr. Brenner has been Chief Financial Officer of IBS since April 1998. From January 1985 to March 1998, Mr. Brenner served as a Senior Vice President and as Chief Financial Officer of Database America Companies, Inc., a corporation providing direct marketing, information and computer services. Prior to joining Database America Companies, Inc., Mr. Brenner served as Director of Financial Administration from 1981 to 1985 and as Controller from 1974 to 1980 of Automatic Data Processing (ADP). Mr. Brenner holds a B.B.A. in Finance and Marketing from George Washington University.

                              CERTAIN TRANSACTIONS

         In August 1995, IBS issued twenty $5,000 face amount promissory notes (the "1995 Notes") with a term of three years in the aggregate principal amount of $100,000 (the "1995 Financing"). The 1995 Notes accrued interest at a rate of 6% and were repaid in June 1998. In addition, each purchaser of the 1995 Notes was entitled to receive 2,449 shares of common stock for every note purchased. In connection with the 1995 Financing, Nicholas R. Loglisci, Sr., the father of Nicholas R. Loglisci, Jr., and Steven Loglisci, the brother of Nicholas R. Loglisci, Jr., each purchased $10,000 principal amount of the 1995 Notes and consequently 4,898 shares of common stock. The terms of such borrowings were the same as those afforded to other investors.

         In January 1997, IBS completed a private placement (the "1996 Financing") pursuant to which it received net proceeds in the amount of $1,000,000 in connection with the issuance and sale of an aggregate of 305,451 shares of common stock. In connection with the 1996 Financing, Mr. Loglisci, Sr., Mr. Steven Loglisci, Terri Frederick, the sister of Clark D. Frederick, Jeanne Frederick, the sister of Clark D. Frederick, Patsy and Jennifer Loglisci, the uncle and aunt of Nicholas R. Loglisci, Jr., Joseph Altieri, the brother of Frank R. Altieri, Jr. and Gloria and Irving Seidman, the parents of Brian W. Seidman, purchased 3,665, 30,545, 1,222, 1,222, 3,054, 1,222 and 2,443 shares of common stock, respectively, at a price of $3.27 per share. The terms of such investments were the same as those afforded to other investors.

         On October 31, 1997, IBS entered into a series of financing agreements in the aggregate amount of $200,000 (the "1997 Financing") with eight individual investors (collectively, the "1997 Notes"). The 1997 Notes accrued interest at a rate of 8%, and in June 1998 IBS repaid the outstanding principal, aggregating $200,000, and accrued interest on the 1997 Notes. In connection with the issuance of the 1997 Notes, investors also received warrants to purchase up to an aggregate of 48,872 shares of IBS' common stock at an exercise price of $3.54 per share through October 2000. IBS capitalized the fair value ascribed to the warrants ($54,000), and amortized such amount over the life of the 1997 Notes. Interest expense for the year ended December 31, 1998, including the amortization of the value ascribed to warrants, totaled $45,000. The effective interest rate on the 1997 Notes, which includes the amortization of the value of the warrants, approximated 68% per annum. In connection with the 1997 Financing, Mr. Steven Loglisci, Mr. Frank R. Altieri, Sr. and Barrett N. Wissman purchased 1997 Notes in the original principal amount of $18,750, $25,000 and $50,000, respectively, and received warrants to purchase 4,624, 6,108 and 12,218 shares of common stock, respectively, at an exercise price of $3.54 per share. The terms of such borrowings were the same as those afforded to other 1997 Notes investors.

         Nicholas R. Loglisci, Jr., Clark D. Frederick and Frank R. Altieri, Jr., each an executive officer and stockholders of IBS, provided, at no cost to IBS, personal guarantees of certain obligations of IBS. The amount of obligations subject to these guarantees totaled $117,000 and $72,000 at December 31, 1997 and 1998, respectively.

         To facilitate the acquisition of certain computer equipment, Messrs. Loglisci, Frederick and Altieri periodically advanced personal funds to IBS. Funds advanced to IBS by Messrs. Loglisci, Frederick and Altieri amounted to $43,105, $272,212 and $5,300, respectively, during the year ended December 31, 1996 and $46,054, $349,874 and $7,750, respectively, during the year ended December 31, 1997. The advanced funds were repaid to each of the executives without interest.

         Since the inception of IBS through 1997, Sycamore Equities, Inc., a company wholly-owned by Brian W. Seidman, General Counsel and Secretary of IBS, has rendered management consulting services to IBS. The fees incurred by IBS for such services were $16,000, $14,000 and $0 during the years ended December 31, 1996, 1997 and 1998, respectively.

         During the year ended December 31, 1998, IBS issued options to outside members of our Board of Directors, which vest over a one-year period. The exercise prices of such options were based on the fair market values of IBS' stock at the grant dates. Under Generally Accepted Accounting Principles, IBS took a compensation charge of $79,000 in 1998.

         The Board of Directors of IBS believes that the terms of the transactions described above were on terms no less favorable to IBS than those that could have been obtained from unaffiliated parties. IBS anticipates that future transactions with affiliated parties will be approved by a majority of IBS' disinterested directors and will be on terms no less favorable to IBS than those that could be obtained from unaffiliated parties.

                             EXECUTIVE COMPENSATION

         The following table sets forth compensation paid to IBS' Chief Executive Officer and its other most highly compensated executive officers for each of the two years ended December 31, 1997 and 1998.

                           Summary Compensation Table

                                        ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                      -------------------------------------------------------  ----------------------
                                                                   OTHER       RESTRICTED  SECURITIES
                                                                  ANNUAL          STOCK    UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR      SALARY       BONUS    COMPENSATION(1)     AWARDS     OPTIONS
---------------------------   ----      ------       -----    ---------------  ----------  ----------
Nicholas R. Loglisci, Jr.
 President and Chief          1998      $75,133         $0          $5,200            $0            0
 Executive Officer...         1997      $53,000    $15,000          $3,600            $0            0

Clark D. Frederick
 Chief Technology             1998      $75,133         $0          $4,800            $0            0
 Officer.............         1997      $53,000    $15,000          $3,600            $0            0

Frank R. Altieri, Jr.
 Chief Information            1998      $75,133         $0          $4,800            $0            0
 Officer.............         1997      $53,000    $15,000          $3,600            $0            0

Jeffrey E. Brenner
 Chief Financial
 Officer (2).........         1998     $106,618(3)      $0          $2,400      $108,000(4)    40,000

(1)  Represents payment of automobile allowance.
(2)  Mr. Brenner was not employed by IBS in 1997.
(3) The 1998 compensation liability for Mr. Brenner's services has been accrued and reflected accordingly on IBS' financial statements. Mr. Brenner elected to defer such compensation.
(4) Pursuant to his employment agreement with IBS, Mr. Brenner was granted a restricted stock award on April 30, 1998 of 20,000 shares of IBS common stock valued at a price of $5.40 per share. The 20,000 shares will vest over a four-year period at the rate of 25% on each anniversary of the date of grant. As of December 31, 1998, the value of the restricted stock award was $190,000. This calculation is based on the closing fair market value of IBS' common stock on December 31, 1998. Dividends may be paid on that portion of the restricted stock award that has vested and been issued.

         The following table summarizes options granted during the year ended December 31, 1998, to the executive officers named in the Summary Compensation Table above.

                       Option Grants In Last Fiscal Year
                              (Individual Grants)

                              NUMBER OF
                             SECURITIES  PERCENT OF TOTAL
                             UNDERLYING  OPTIONS GRANTED
                              OPTIONS    TO EMPLOYEES IN   EXERCISE PRICE  EXPIRATION
NAME                          GRANTED    FISCAL YEAR(2)     PER SHARE         DATE
----                         ----------  ----------------  --------------  ----------
Nicholas R. Loglisci, Jr...       0               0               -             -
Clark D. Frederick.........       0               0               -             -
Frank R. Altieri, Jr.......       0               0               -             -
Jeffrey E. Brenner.........   40,000(1)        14.97%           $6.00    April 18, 2008


(1) During the year ended December 31, 1998, IBS granted employee and director options to purchase 267,150 shares of common stock under our 1998 Stock Option Plan.

(2) These options have been granted pursuant to IBS' 1998 Stock Option Plan. The option to purchase 40,000 shares of common stock granted to Mr. Brenner vests over a four-year period at the rate of 25% on each anniversary of the date of grant.
                                       6

   Aggregated Option Exercises in Fiscal 1998 and Fiscal 1998 Year-End Option
                                     Values

         The following table shows the number of shares covered by both exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table as of the year ended December 31, 1998, and the values for exercisable and unexercisable options. No options were exercised during the year ended December 31, 1998 by these executive officers.

                             NUMBER OF SECURITIES
                            UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                  OPTIONS AT            IN-THE-MONEY OPTIONS
                              DECEMBER 31, 1998       AT DECEMBER 31, 1998(1)
                           -------------------------  --------------------------
NAME                       EXERCISABLE UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                       ----------- -------------  -----------  -------------
Nicholas R. Loglisci, Jr..       0            0            $0            $0
Clark D. Frederick........       0            0            $0            $0
Frank R. Altieri, Jr......       0            0            $0            $0
Jeffrey E. Brenner........       0         40,000          $0         $140,000

(1) Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price. This calculation is based on the fair market value at December 31, 1998 of $9.50 per share, less the exercise price.

                           COMPENSATION OF DIRECTORS

         Directors who are officers or employees of IBS receive no additional compensation for service as members of the Board of Directors or committees thereof. Directors are reimbursed for their reasonable expenses in connection with attendance at meetings of the Board of Directors. All directors who are not employees of IBS (the "Eligible Directors") may participate (as directors) in the 1998 Stock Option Plan and, if approved by the stockholders, the 1999 Stock Option Plan. Upon the initial election of an Eligible Director, such director has been or will be granted an option to purchase 10,000 shares of common stock (the "Initial Options"). The Initial Options become exercisable in full on the first anniversary of the date of grant. In addition, immediately after each Annual Meeting of Stockholders, each Eligible Director reelected will receive an option to purchase 3,000 additional shares of common stock (the "Annual Options"). The Initial Options and Annual Options have a term of ten years and an exercise price payable in cash or shares of common stock. The exercise price for the Initial Options granted to Ms. Torricelli and Mr. Wissman was $6.00. The exercise price for the Initial Options granted to Mr. Faeder was $8.13 and to Ms. Duff was $5.88.

         The exercise price of Initial Options and Annual Options equals or will equal the fair market value of our common stock on the date of grant. Eligible Directors will receive such additional compensation for their service as the Board of Directors may determine from time to time.

         In May 1998, IBS purchased an aggregate of $2,000,000 of directors and officers liability insurance from USF&G for indemnification of all of its directors and officers at a cost of approximately $36,000.

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-OF-CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

         In April 1998, IBS entered into four-year employment agreements with each of Messrs. Loglisci, Frederick and Altieri, pursuant to which Mr. Loglisci is employed as IBS' President and Chief Executive Officer, Mr. Frederick is employed as IBS' Chief Technical Officer and Mr. Altieri is employed as IBS' Chief Information Officer. Pursuant to the employment agreements, each executive is entitled to compensation consisting of an annual base salary in the amount of $90,000, a bonus based on the achievement of certain performance criteria, including defined operating results, and a monthly automobile allowance. In the event Messrs. Loglisci, Frederick or Altieri, respectively, is terminated by IBS without cause, we will be required to pay his annual base salary for a period of one year after termination and options and restricted stock then held by such executive will automatically vest. Each executive is also subject to certain non-competition, confidentiality and non-disclosure of invention obligations pursuant to each employment agreement.

         In April 1998, IBS also entered into a four-year employment agreement with Mr. Brenner pursuant to which Mr. Brenner is employed as IBS' Chief Financial Officer. Pursuant to his employment agreement, Mr. Brenner is entitled to compensation (subject to annual review) consisting of an initial annual base salary in the amount of $125,000, a bonus based on the achievement of certain performance criteria, including profitability of IBS, and a monthly automobile allowance. On the date Mr. Brenner entered into the employment agreement, IBS granted to Mr. Brenner options to purchase 40,000 shares of common stock at an exercise price equal to $6.00 per share, and IBS agreed to grant to Mr. Brenner an award of 20,000 shares of restricted stock. In the event Mr. Brenner's employment is terminated for any reason, Mr. Brenner will be entitled to receive compensation accrued and unpaid as of the date of termination. In the event Mr. Brenner is terminated by IBS without cause, we will be required to pay Mr. Brenner his annual base salary for a period of one year after termination and options and restricted stock then held by Mr. Brenner will automatically vest. Mr. Brenner is also subject to certain non-competition, confidentiality and non-disclosure of invention obligations pursuant to his employment agreement.

         Each of the employment agreements entered into between IBS and each of Messrs. Loglisci, Frederick, Altieri and Brenner contains a change of control provision. In each employment agreement, a change of control (hereinafter, an "Employment Agreement Change of Control") is defined as either (1) a transaction that results in a person other than Messrs. Loglisci, Frederick or Altieri (or any person or entity related to or controlled by them) becoming the owner of more than 50% of the total aggregate voting power of IBS' outstanding voting stock; or (2) a period of two consecutive years, during which individuals who at the beginning of such period constituted our Board of Directors (together with any new directors whose election by stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) ceasing for any reason to constitute a majority of the directors then in office unless such majority of the directors then in office has been elected or nominated for election by Messrs. Loglisci, Frederick or Altieri (or any person or entity related to or controlled by them).

         Each employment agreement provides that if, upon an Employment Agreement Change of Control, or at any time within one year thereafter, the executive is no longer employed by IBS for any reason other than for cause or the executive's death, disability or legal incapacity, the executive shall be entitled to receive a lump sum payment equal to the amount of his annual base salary then in effect plus any other amounts to which he is entitled under our employee compensation plans and policies as of the date of termination.

1998 STOCK OPTION AGREEMENT

         Effective as of March 10, 1998, IBS adopted the 1998 IBS Interactive, Inc. Stock Option Plan (the "1998 Stock Option Plan"). Stock options granted under the 1998 Stock Option Plan become exercisable in certain situations, including termination of employment without cause, within three months after a change of control as defined in the 1998 Stock Option Plan (a "Stock Option Change of Control").

         A Stock Option Change of Control is deemed to occur if any of the following events occur:

         (i) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of IBS' then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board of Directors of IBS; or (b) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of IBS, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board for the election of directors, for any merger or consolidation of IBS or for any other matter or question.

         (ii) During any period of 24 consecutive months, Present Directors and/or New Directors (each as defined in the 1998 Stock Option Plan) cease for any reason to constitute a majority of the Board.

         (iii) Consummation of (a) any consolidation or merger of IBS occurs in which IBS is not the continuing or surviving corporation or pursuant to which shares of our stock would be converted into cash, securities or other property, other than a merger of IBS in which the holders of IBS' stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving corporation immediately after the merger; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of IBS occurs.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of IBS common stock as of April 15, 1999 by: (i) each person or entity who is known by IBS to own beneficially 5% or more of the outstanding shares of common stock, (ii) each of the executive officers named in the Summary Compensation Table above, (iii) each director, and (iv) all executive officers and directors of IBS as a group.

                                                    AMOUNT AND
                                                    NATURE OF
                                                    BENEFICIAL    PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)             OWNERSHIP(2)   OF CLASS
---------------------------------------             ------------  ----------
Nicholas R. Loglisci, Jr.  .......................      374,435       9.9%
Clark and Carla Frederick (3).....................      373,935       9.8%
Frank R. Altieri, Jr..............................      373,435       9.8%
Brian W. Seidman(4)...............................       92,853       2.4%
Jeffrey E. Brenner(5).............................       15,000        *
Susan Holloway Torricelli(6)......................       15,000        *
Barrett N. Wissman(7).............................       32,218        *
David Faeder......................................       10,000        *
Patricia Duff.....................................            0        *
All executive officers and directors as a group
(nine persons)....................................    1,286,876      33.5%

-------------
* Indicates beneficial ownership of less than one percent of the total outstanding common stock.
(1) Unless otherwise indicated, the address of each beneficial owner is 2 Ridgedale Avenue, Suite 350, Cedar Knolls, New Jersey 07927.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or are exercisable within 60 days of April 15, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.
(3)  Mr. Frederick and Carla Frederick own these shares as joint tenants.
(4) Consists of shares of common stock owned of record by Sycamore Equities, Inc. Mr. Seidman is the President and sole shareholder of Sycamore Equities, Inc. The address of each of Sycamore Equities, Inc. and Mr. Seidman is 600 Third Avenue, New York, New York 10016.
(5) Includes 15,000 shares of common stock that Mr. Brenner has the right to acquire pursuant to his employment agreement and through a grant of stock options.
(6) Includes 10,000 shares of common stock that Ms. Torricelli has the right to acquire through a grant of stock options.
(7) Includes 22,218 shares of common stock issuable upon exercise of warrants beneficially owned by Mr. Wissman and shares of common stock that he has the right to acquire through a grant of stock options. Mr. Wissman's address is 1601 Elm Street, Suite 4000, Dallas, Texas 75201.

                PROPOSAL 2 - APPROVAL OF 1999 STOCK OPTION PLAN

         Being submitted to the stockholders for approval at the 1999 Annual Meeting is the 1999 IBS Interactive, Inc. Stock Option Plan (the "1999 Stock Option Plan"), an incentive and non-qualified stock option plan which authorizes the issuance of up to 350,000 shares of IBS' common stock. The 1999 Stock Option Plan was approved by the Board of Directors subject to stockholder approval. If the 1999 Stock Option Plan is approved, the 350,000 shares of common stock being authorized will be used to grant incentive and non-qualified stock options to employees, directors, officers and consultants of IBS.

         With respect to incentive stock options, the 1999 Stock Option Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of our common stock on the date of grant (110% in the case of stockholders who, at the time the option is granted, own more than 10% of the outstanding common stock), and requires that all such options have an expiration date not later than that date which is one day before the tenth anniversary of the date of the grant (or the fifth anniversary of the date of grant in the case of 10% stockholders). Pursuant to the provisions of the 1999 Stock Option Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

         With respect to non-qualified stock options, the 1999 Stock Option Plan requires that the exercise price of all such options be at least equal to 100% of the fair market value of our common stock on the date such option is granted and requires that all such options have an expiration date not later than that date which is one day before the tenth anniversary of the date of the grant of such option.

         The Board of Directors believes that IBS and its stockholders have benefited from the grant of stock options in the past and that similar benefits will result from the adoption of the 1999 Stock Option Plan. It is believed that stock options play an important role in providing eligible employees with an incentive and inducement to contribute fully to the further growth and development of IBS and its subsidiaries because of the opportunity to acquire a proprietary interest in IBS on an attractive basis. IBS' current policy is to grant every full-time employee an option to purchase a minimum of 250 shares of common stock in the event that such grants are available under various option plans.

         Options granted under the 1999 Stock Option Plan terminate on the date the optionee's relationship with IBS is terminated except if termination is by reason of death or disability. In such event, the option terminates three months after the optionee's death or termination of employment by reason of disability.

         The Board of Directors has a limited right to modify or amend the 1999 Stock Option Plan, which does not include the right to increase the number of shares available for the grant of options.

         During the term of the 1999 Stock Option Plan, the eligible employees of IBS will receive, upon exercise, the opportunity to profit from any rise in the market value of our common stock. This will dilute the equity interest of the other stockholders of IBS. The grant and exercise of the options also may affect IBS' ability to obtain additional capital during the term of any options.

         Stock  options   granted  under  the  1999  Stock  Option  Plan  become
exercisable in certain situations, including termination of employment without cause, and within three months after a Stock Option Change of Control.

         The 1999 Stock Option Plan will be administered by the Compensation Committee appointed by the Board of Directors. The Compensation Committee is comprised of Messrs. Altieri and Faeder and Ms. Duff. The description of the proposed 1999 Stock Option Plan set forth above is a summary of various provisions of the 1999 Stock Option Plan and is not a complete description of the plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the federal income tax treatment of the stock options which may be granted under the 1999 Stock Option Plan based upon the current provisions of the Internal Revenue Code. This summary does not purport to be a complete and detailed description of all possible tax consequences to the recipient of a stock option. It describes the federal tax consequences in effect as of the date of this Proxy Statement. Each holder of a stock option is advised to consult his tax advisor because tax consequences may vary depending on the individual circumstances of the holder.

         An option holder who exercises a non-qualified stock option will recognize taxable compensation at the date of exercise with respect to the difference between the fair market value of the option shares at exercise and the exercise price paid to purchase such shares. IBS is entitled to a corresponding deduction for such compensation. At such time as the option stock is sold, the option holder will recognize either short-term or long-term capital gain income (depending upon the length of time such stock has been held) with respect to the excess of the stock sale price over the exercise price paid to purchase such shares.

         An option holder who exercises an incentive stock option will not realize any regular taxable income. At the date of exercise, the option holder may, depending on his or her personal tax situation, be subject to Alternative Minimum tax ("AMT") because the difference between the fair market value of the shares at exercise and the exercise price represents an AMT preference item.

         The tax consequences of a disposition of an incentive stock option depends upon the length of time the stock has been held by the employee. If the employee holds the option stock for at least two years after the option is granted and one year after the exercise of the option, any gain realized on the sale is long-term capital gain. In order to receive long-term capital gain treatment, the employee must remain in the employ of IBS from the time the option is granted until three months before its exercise (twelve months in the event of termination due to the death or disability of the employee). IBS will not be entitled to a deduction in this instance.

         If the incentive option stock is not held for the requisite holding period described above, a "disqualifying disposition" will occur. A disqualifying disposition results in the employee recognizing ordinary compensation income to the extent of the lesser of: (1) the fair market value of the option stock on the date of exercise less the exercise price ("the spread") or (2) the amount realized on disposition of the option stock less the exercise price. If the amount realized on the disposition is greater than the fair market value of the stock on the date the stock option was exercised, such excess will be treated as a capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year). IBS will be entitled to a deduction at this time for such ordinary compensation income. The option holder's basis in such shares will be the fair market value on the date of exercise.

STOCKHOLDER APPROVAL

         The 1999 Stock Option Plan requires stockholder approval by an affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1999 STOCK OPTION PLAN.

    PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
                                  ACCOUNTANTS

         IBS has appointed BDO Seidman, LLP as IBS' independent certified public accountants for the year ending December 31, 1999. BDO Seidman, LLP has served as IBS' independent certified public accountants since 1998. Services provided to IBS by BDO Seidman, LLP with respect to our fiscal year 1998 included the audit of IBS' consolidated financial statements, limited procedures on quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax matters. Representatives of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

         Ratification of the election of BDO Seidman, LLP as IBS' independent certified public accountants for the fiscal year 1999 will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event stockholders do not ratify the selection of BDO Seidman, LLP as IBS' independent certified public accountants for fiscal year 1999, such selection will be reconsidered by the Audit Committee and the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF BDO SEIDMAN, LLP AS IBS' INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL 1999.

                                 OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any matters other than those described above to be presented at the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires IBS' executive officers, directors and persons owning more than 10% of IBS' common stock to file reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. These reporting persons are required to furnish IBS with copies of all Section 16(a) forms that they file. Based solely upon a review of copies of these filings received, IBS believes that all filing requirements were complied with during the fiscal year ended December 31, 1998, except for one transaction on Form 3 that was filed late by Patricia Duff, a director of IBS, one transaction on Form 3 that was filed late by Carla Frederick and one transaction on Form 3 that was filed late by David Faeder, a director of IBS.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

         Any proposal of a stockholder intended to be presented at IBS' 2000 Annual Meeting of Stockholders, and to be included in our proxy statement relating to the 2000 Annual Meeting, must be received at our principal executive offices by December 31, 1998. In accordance with the advance notice provisions contained in our By-laws, IBS' Secretary must receive notice of a stockholder's intent to propose any business at the 2000 Annual Meeting by February 4, 2000.

                                    EXPENSES

         All expenses in connection with the solicitation of proxies will be borne by IBS. Officers and regular employees of IBS may, without compensation other than their regular compensation, solicit proxies by personal interview, telephone or facsimile. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in forwarding proxies and proxy statements to the beneficial owners of our common stock.

                                 ANNUAL REPORT

         A copy of IBS' Annual Report to Stockholders (which includes our annual report on Form 10-KSB) is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report may obtain one, without charge, by writing or calling Brian W. Seidman, Esq., Secretary, IBS Interactive, Inc., 2 Ridgedale Avenue, Suite 350, Cedar Knolls, New Jersey 07927, telephone (973) 285-2600.

By Order of the Board of Directors,


/s/ Brian W. Seidman
Brian W. Seidman, Esq.
Secretary

                              [FORM OF PROXY CARD]

IBS INTERACTIVE, INC.      ANNUAL MEETING OF STOCKHOLDERS           JUNE 4, 1999

The undersigned stockholder of IBS Interactive, Inc. ("IBS") hereby appoints Nicholas R. Loglisci, Jr. and Clark D. Frederick, and each of them individually, the attorney and proxy of the undersigned, with full power of substitution, to vote as indicated herein, all the common shares of IBS standing in the name of the undersigned at the close of business on April 15, 1999 at the Annual Meeting of Stockholders of IBS to be held at the Parsippany Hilton, One Hilton Court, Parsippany, NJ at 10:00 a.m., local time, on Friday, June 4, 1999, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE PROPOSALS ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 & 3.
1. Election of Directors.
/ / FOR all  nominees       / / WITHHOLD  authority  to vote for ALL nominees
/ / WITHHOLD authority only for those nominees whose name(s) I have written below

Nominees for Director are: Nicholas R. Loglisci, Jr.; Clark D. Frederick;  Frank
R. Altieri, Jr.; Susan Holloway Torricelli; Barrett N. Wissman; David Faeder; and Patricia Duff

(PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.)

--------------------------------------------------------------------------------

2. Proposal to approve IBS' 1999 Stock Option Plan.
     / / For     / / Against     / / Abstain
3. Proposal to ratify the selection of BDO Seidman, LLP as IBS' independent accountants for the fiscal year ending December 31, 1999.
     / / For     / / Against     / / Abstain
4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                   / /  MARK HERE FOR ADDRESS CHANGE AND NOTE
                                        BELOW

                                   I PLAN TO ATTEND THE MEETING / /

                                   Dated:
                                          --------------------------, 1999

                                   ---------------------------------------

                                   ---------------------------------------
                                   Signature(s)

                                   Note: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such.

                                     ADOPTED AND EFFECTIVE AS OF JUNE __, 1999















                 1999 IBS INTERACTIVE, INC. STOCK OPTION PLAN

                 1999 IBS INTERACTIVE, INC. STOCK OPTION PLAN


1.  PURPOSE.

            The purposes of the 1999 IBS Interactive, Inc. Stock Option Plan (the "Plan") are to advance the interests of IBS Interactive, Inc. ("IBS") and its stockholders by providing incentives and rewards to those individuals who are in a position to contribute to the long-term growth and profitability of IBS and any present or future subsidiaries and affiliates of IBS (collectively, the "Company"); to assist the Company in attracting, retaining and motivating highly qualified employees for the successful conduct of their business; and to make the Company's compensation program competitive with those of other similar employers.

2.  DEFINITIONS.

            2.1 "AWARD" means an award or grant made to a Participant under the Plan.

            2.2 "AWARD AGREEMENT" means the agreement provided in connection with an Award under the Plan.

            2.3 "AWARD DATE" means the date that an Award is made, as specified in the Award Agreement.

            2.4  "BOARD" means the Board of Directors of IBS.

            2.5 A "CHANGE IN CONTROL" shall be deemed to occur in the event that any of the following circumstances have occurred:

                  (i) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (a) becomes the "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of IBS's then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board of Directors of IBS (hereinafter referred to as the "Board") or (b) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of IBS, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board for the election of directors, for any merger or consolidation of IBS or for any other matter or question.

                  (ii) During any period of 24 consecutive months (not including any period prior to the adoption of this section), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who at the beginning of such consecutive 24 month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by IBS's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were Present Directors or New Directors.

                  (iii) Consummation of (a) any consolidation or merger of IBS in which IBS is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of IBS in which the holders of Stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving corporation immediately after the merger or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of IBS; PROVIDE, THAT, the divestiture of less than substantially all of the assets of IBS in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change in Control.

            For purposes of this Section 2.5, the rules of Section 318(a) of the Code and the regulations issued thereunder shall be used to determine stock ownership.

            2.6 "CODE" means the Internal Revenue Code of 1986, as now or hereafter amended.

            2.7 "COMMITTEE" means the members of the Board appointed by the Board to administer the Plan pursuant to Section 4, or if no such Committee is appointed, the full Board.

            2.8 "DISABILITY" means a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of 12 months or longer. A Participant shall not be considered to be disabled hereunder unless the Participant furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require.

            2.9 "EMPLOYEE" means all employees of the Company, including officers of the Company, as well as officers of the Company who are also directors of the Company.

            2.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            2.11 "FAIR MARKET VALUE" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulation issued thereunder, means, as of any date, the mean of the high and low prices reported per share of Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which the Stock then traded or (ii) if not traded on any such national securities exchange, as quoted on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, the "Nasdaq Markets") (or, if the Stock has not been reported or quoted on such date, on the first day prior thereto on which the Stock was reported or traded). If the Stock is not readily tradable on a national securities exchange or a Nasdaq Market, its Fair Market Value shall be set in good faith by the Committee.

            2.12 "INCENTIVE STOCK OPTION" or "ISO" means any Stock Option granted pursuant to this Plan which is designated in an Award Agreement as such by the Committee and which complies with Section 422 of the Code.

            2.13 "NON-QUALIFIED STOCK OPTION" means any Stock Option granted pursuant to this Plan which is not an Incentive Stock Option.

            2.14 "OPTION PRICE" means the purchase price of one share of Stock under a Stock Option.

            2.15 "SETTLEMENT DATE" means, with respect to any Stock Option that has been exercised in whole or in part, the date or dates upon which shares of Stock are to be delivered to the Participant and the Option Price therefor paid.

            2.16 "STOCK" means the Common Stock, par value $.01 per share, of IBS.

            2.17 "STOCK OPTION" or "OPTION" means an Award that entitles a Participant to purchase a share of Stock.

3.   PARTICIPATION.

            The participants in the Plan ("Participants") shall be (a) all Employees, (b) directors of the Company and (c) such other persons or entities which provide services to the Company which are selected to participate in the Plan by the Committee.

4.   ADMINISTRATION.

            The Plan shall be administered by the Committee. Except as otherwise provided herein, the Committee shall have full power to: (i) interpret the Plan;
(ii) determine who is eligible to be a Participant in the Plan; (iii) select Award recipients; (iv) set the terms and conditions of Awards; (v) establish administrative regulations to further the purpose of the Plan; and (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan. All decisions and acts of the Committee shall be final and binding upon all Participants.

5.   AWARDS.

            5.1  TYPES  OF  AWARDS.  Awards  are  to  be in the  form  of  Stock
Options.

            5.2 AWARD AGREEMENTS. All Awards shall be made pursuant to Award Agreements between the Participant and the Company. Award Agreements shall set forth the details, conditions and limitations for each Award, which may include the term of the Award, the provisions applicable in the event the Participant's employment or service to the Company terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award.

In addition, the Award Agreement may include provisions relating to control of the Company and future issuances by the Company of debt and equity securities, such as "drag along" rights, "tag along" rights, "lock up" or "holdback" provisions in connection with recapitalizations, reorganizations, acquisitions, divestitures, debt-financings, private placements of the Company's securities, public offerings of the Company's securities and "voting agreement" provisions which the Company deems necessary or appropriate in good faith. The Award Agreements shall be in such form as the Committee approves from time to time.

            5.3 MAXIMUM NUMBER OF SHARES AVAILABLE. The total number of shares of Stock optioned or granted under the Plan shall not exceed 350,000 shares. If an Award expires unexercised or is forfeited, surrendered, cancelled or settled in cash in lieu of Stock, shares of Stock previously set aside for such Awards shall be available for distribution in connection with future Awards.

            5.4 ADJUSTMENT IN THE EVENT OF RECAPITALIZATION, ETC. In the event of any change in the outstanding shares of IBS by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to Awards then outstanding and in the number of shares which are available thereafter for Awards as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

6.   STOCK OPTIONS.

            6.1 GRANT OF AWARD. Stock Options may be awarded to any Participant. Except as otherwise provided below, Awards of Stock Options shall be subject to such terms and conditions as are established by the Committee and set forth in the Award Agreement. The Committee shall determine with respect to each Award of Stock Options and designate in the Award Agreement whether a Participant is to receive Incentive Stock Options or Non-Qualified Stock Options.

            6.2 OPTION PRICE. The exercise price of each share of Stock subject to a Stock Option shall be specified in the grant. Notwithstanding the foregoing, no Stock Option shall be awarded which has an exercise price less than the Fair Market Value of the Stock on the date of grant, if such grant date is subsequent to an initial public offering of Stock by the Company. Additionally, if the Participant to whom an ISO is granted owns, at the date of grant, more than ten percent (10%) of the combined voting power of the Company, the exercise price of the ISO subject to such grant shall be not less than one hundred ten percent (110%) of the Fair Market Value.

            6.3 VESTING AND EXERCISABILITY OF OPTIONS. A Stock Option by its terms shall not be exercisable after such period as determined by the Committee, PROVIDED, THAT, in no event shall a Stock Option be exercisable after the expiration of ten (10) years from the date such option is granted, except that an ISO granted to a Participant who, at the date of grant, owns Stock representing more than ten percent (10%) of the combined voting power of the

Participating Company shall by its terms not be exercisable after the expiration of more than five (5) years from the date such Option is granted.

                 Subject to the preceding paragraph and except as otherwise provided herein, an Option shall be only exercisable by a Participant while the Participant is actively employed by or providing service to the Company, except:
(i) in the case of a Participant's death in which event an Option may be exercised by the executor or administrator of Participant's estate or Participant's distributee during the three (3) month period commencing on the date of Participant's death; (ii) during the three (3) month period commencing on the date of a Participant's Disability or termination of service or employment by the Company other than for cause; (iii) during the three (3) month period commencing on the date of the Participant's termination of service or employment, by the Participant or the Company, after a Change in Control, unless such termination of employment is for cause; or (iv) if the Committee decides that it is in the best interest of the Company to permit individual exceptions. For purposes hereof, "cause" shall mean: (i) the disclosure or misuse of confidential information or trade secrets; (ii) activities in violation of Company policies; (iii) the violation or breach of any material provision in any employment contract or agreement between a Participant and any Company; (iv) engaging in conduct relating to the Participant's service to or employment with the Company for which either criminal or civil penalties may be sought; and (v) engaging in activities which adversely affects or which are inimical, contrary or harmful to the interest of the Participating Company or its business operations. An Option may not be exercised pursuant to this paragraph after the expiration date of the Option. Notwithstanding the foregoing, an Incentive Stock Option may not be exercised more than 12 months after a Participant's employment terminates due to disability or three ( 3) months after such employment terminates for any other reason.

            6.4 EXERCISE OF OPTION. Subject to the terms and conditions hereof and the terms and conditions specified in the respective Award Agreement, an Option may be exercised with respect to part or all of the shares subject to the Option by giving written notice to the Company of the exercise of the Stock Option. The Option Price for the shares for which an Option is exercised shall be paid within ten business days after the date of exercise in cash, in whole shares of Stock, in a combination of cash and such shares of Stock, or in any other manner that the Committee may approve. The value of any share of Stock delivered in payment of the Option Price shall be its Fair Market Value on the date the Option is exercised.

            6.5 LIMITATION APPLICABLE TO ISOS. The aggregate Fair Market Value of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under the Plan or any other stock option plan maintained by the Company, shall not exceed $100,000. The fair market value of such shares of Stock shall be the Fair Market Value on the date the related Stock Option is granted.

7.  SETTLEMENT OF AWARDS.

            At the Committee's discretion, Awards may be settled in cash, shares of Stock, or any combination thereof. The Committee may (i) require or permit Participants to defer the issuance or vesting of shares of Stock or the settlement of Awards in cash and (ii) provide that deferred settlements include the payment or crediting of interest on deferred amounts.

8.  GENERAL PROVISIONS.

            8.1 TRANSFERABILITY OF AWARDS. Awards under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, unless otherwise determined by the Committee.

            8.2 UNFUNDED PLAN. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

            8.3  NO RIGHT TO  EMPLOYMENT.  Participation  in   this  Plan  shall
not affect the Company's right to discharge a Participant or constitute an agreement of employment between a Participant and the Company.

            8.4 RIGHTS AS A STOCKHOLDER. Except as otherwise provided in any Award Agreement, a Participant shall have no rights as a stockholder of IBS until he or she becomes the holder of record of Stock.

            8.5 APPLICABLE LAW. The validity, construction and effect of the Plan, and any actions taken or relating to the Plan, shall be determined in accordance with applicable federal law and the laws of the state in which the Company is incorporated.

            8.6 SUCCESSORS AND ASSIGNS. The Plan and any Award Agreement shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of the Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

9.  AMENDMENT, SUSPENSION OR TERMINATION.

            The Board may amend, suspend or terminate the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without approval by the holders of a majority of all outstanding shares entitled to vote on the subject at a meeting of stockholders of IBS, increase the total number of shares of Stock that may be optioned or granted under the Plan.

10.  TAX WITHHOLDING.

            The Company shall have the right to (i) require that shares of Stock be withheld in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law and (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding shall be satisfied. The date the Option is exercised shall be the date used for purposes of determining the Fair Market Value of the shares of Stock used to satisfy the required tax withholding.

11.  EFFECTIVE DATE AND DURATION OF THE PLAN.

            The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the issued and outstanding shares of Stock and shall terminate on the tenth anniversary of the effective date. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event each Stock Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.


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